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                      MERRILL LYNCH LIFE INSURANCE COMPANY

             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A
                        SUPPLEMENT DATED AUGUST 24, 2005
                                     TO THE
                                 PROSPECTUS FOR
                              RETIREMENT POWER(SM)
                              (DATED MAY 1, 2005)

This supplement updates the Prospectus for Merrill Lynch Retirement Power(SM) issued by Merrill Lynch Life Insurance Company ("MLLIC"). Please retain this supplement with your Prospectus for your reference.

Effective August 4, 2005, the AllianceBernstein Growth and Income Portfolio and the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. each changed its investment objective. The new investment objective of each Fund is to seek the long-term growth of capital.

This information supplements and supersedes the information contained in the Prospectus.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.